UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

AKSYS, LTD.

(Exact name of registrant as specified in its charter)

000-28290

(Commission File Number)

Delaware

36-3890205

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Two Marriott Drive

Lincolnshire, Illinois  60069

(Address of principal executive offices, with zip code)

(847) 229-2020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On October 26, 2004, Aksys issued a press release announcing highlights from the first three quarters of 2004 discussed at the Rodman & Renshaw Techvest 6th Annual Healthcare Conference.  A webcast of the presentation can be accessed on the internet at http://www.aksys.com or http://www.wallstreetwebcasting.com/webcast/rrshq4/aksy.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in the Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statement and Exhibits.

(c)	Exhibit No.	Document

	99.1	Press Release dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004

AKSYS, LTD.

/s/ Lawrence D. Damron
By: Lawrence D. Damron
Its: Senior Vice President and Chief Financial Officer